Exhibit 99.1

Investor Contact:	Media Contact:
Andrey Galiuk	Adrian Sakowicz
Vice President - Corporate Development	Vice President - Communications
and Investor Relations	(630) 743-5039
(630) 743-5131	asakowicz@dovercorp.com
agaliuk@dovercorp.com

DOVER REPORTS THIRD QUARTER 2020 RESULTS; RAISES FULL YEAR EPS GUIDANCE

DOWNERS GROVE, Ill., October 20, 2020 — Dover (NYSE: DOV), a diversified global manufacturer, announced its financial results for the third quarter ended September 30, 2020.

	Three Months Ended September 30,			Nine Months Ended September 30,
($ in millions, except per share data)	2020	2019	% Change	2020	2019	% Change
U.S. GAAP
Revenue	$1,748	$1,825	(4)%	$4,903	$5,361	(9)%
Net earnings [1]	200	206	(3)%	501	510	(2)%
Diluted EPS	1.38	1.40	(1)%	3.45	3.47	(1)%

Non-GAAP
Organic revenue change			(5)%			(8)%
Adjusted net earnings [2]	232	235	(1)%	599	646	(7)%
Adjusted diluted EPS	1.60	1.60	—%	4.12	4.40	(6)%

1 Q3 2020 and 2019 net earnings include rightsizing and other costs of $4.5 million and $3.0 million, respectively. Q3 2020 also includes an additional $0.4 million expense related to the sale of Chino completed earlier in the year. Year-to-date 2020 and 2019 net earnings include rightsizing and other costs of $24.1 million and $11.2 million, respectively. Year-to-date 2020 also includes a $3.9 million non-cash gain on the sale of Chino, and year-to-date 2019 includes a $46.9 million non-cash loss on assets held for sale related to Finder.

2 Q3 2020 and 2019 adjusted net earnings exclude after tax acquisition-related amortization costs of $26.5 million and $25.6 million, respectively, and rightsizing and other costs of $4.5 million and $3.0 million, respectively. Q3 2020 also excludes an additional $0.4 million expense related to the sale of Chino completed earlier in the year. Year-to-date 2020 and 2019 adjusted net earnings exclude acquisition-related amortization costs of $77.8 million and $78.5 million, respectively, and rightsizing and other costs of $24.1 million and $11.2 million, respectively. Year-to-date 2020 also excludes a $3.9 million non-cash gain on the sale of Chino, and year-to-date 2019 excludes a $46.9 million non-cash loss on assets held for sale related to Finder.

For the quarter ended September 30, 2020, Dover generated revenue of $1.7 billion, a decline of 4% (-5% organic) compared to the third quarter of the prior year. GAAP net earnings of $200 million decreased 3%, and GAAP diluted EPS of $1.38 was down 1%. On an adjusted basis, net earnings of $232 million declined 1%, and adjusted diluted EPS of $1.60 was flat versus the comparable quarter of the prior year.

For the nine months ended September 30, 2020, Dover generated revenue of $4.9 billion, a decline of 9% (-8% organic) compared to the first nine months of the prior year. GAAP net earnings of $501 million decreased 2%, and GAAP diluted EPS of $3.45 declined 1% year-over-year. On an adjusted basis, net earnings of $599 million declined 7%, and adjusted diluted EPS of $4.12 was down 6% versus the comparable period of the prior year.

A full reconciliation between GAAP and adjusted measures and definitions of non-GAAP and other performance measures are included as an exhibit herein.

MANAGEMENT COMMENTARY:

Dover’s President and Chief Executive Officer, Richard J. Tobin, said, “Our third quarter results reflect the continued recovery in most of the markets we serve, as well as strong execution by our teams around the world. Operationally, we executed well in the quarter, which allowed us to respond effectively to the improved demand environment, deliver on the backlogs in our long-cycle businesses and positively impact the results for the quarter.

“The trajectory of new orders continued to improve through the third quarter resulting in approximately flat bookings compared to the same quarter last year. We saw activity improve with positive comparable year-over-year organic bookings across multiple markets, most notably marking & coding, automotive aftermarket, food retail, heat exchangers, biopharma, can making, plastics & processing and aerospace & defense. Digital textile printing, compression components and aftermarket, commercial foodservice and waste hauling remained impacted by pandemic-induced disruptions in their respective end-markets.

“This year has undoubtedly been challenging, but it also has provided Dover an opportunity to demonstrate the strength of our diverse portfolio with balanced end market and geographic exposure. Our teams have adapted well to the challenging environment by focusing on what we can control as we serve our customers, maintain safe operating environments and reduce costs. We also continue to make significant strides on our process improvement and product simplification efforts, yielding robust margin performance despite demand softness.

“Looking forward, we recognize the uncertain macroeconomic environment but are cautiously optimistic about the balance of the year and the set-up for 2021. Our year-to-date performance positions us to absorb possible temporary disruptions, should those materialize in the fourth quarter. We are operating with a healthy order backlog and have levers in our possession for continued solid conversion margin performance. As a result of our operating results in Q3, we are raising our full year guidance for 2020.”

FULL YEAR 2020 GUIDANCE UPDATE:

Full year 2020 GAAP EPS guidance was raised to $4.52 to $4.57 ($5.40 to $5.45 on an adjusted basis).

CONFERENCE CALL INFORMATION:

Dover will host a webcast and conference call to discuss its third quarter and year-to-date 2020 results as well as updated 2020 guidance at 9:00 A.M. Eastern Time (8:00 A.M. Central Time) on Tuesday, October 20, 2020. The webcast can be accessed on the Dover website at dovercorporation.com. The conference call will also be made available for replay on the website. Additional information on Dover’s third quarter results and its operating segments can be found on the Company’s website.

ABOUT DOVER:

Dover is a diversified global manufacturer and solutions provider with annual revenue of approximately $7 billion. We deliver innovative equipment and components, consumable supplies, aftermarket parts, software and digital solutions, and support services through five operating segments: Engineered Products, Fueling Solutions, Imaging & Identification, Pumps & Process Solutions and Refrigeration & Food Equipment. Dover combines global scale with operational agility to lead the markets we serve. Recognized for our entrepreneurial approach for over 60 years, our team of over 23,000 employees takes an ownership mindset, collaborating with customers to redefine what's possible. Headquartered in Downers Grove, Illinois, Dover trades on the New York Stock Exchange under "DOV." Additional information is available at dovercorporation.com.

FORWARD-LOOKING STATEMENTS:

This press release contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements in this document other than statements of historical fact are statements that are, or could be deemed, “forward-looking” statements. Forward-looking statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things, the impacts of COVID-19, or other future pandemics, on the global economy and on our customers, suppliers, employees, business and cash flows, other general economic conditions and conditions in the particular markets in which we operate, changes in customer demand and capital spending, competitive factors and pricing pressures, our ability to develop and launch new products in a cost-effective manner, our ability to realize synergies from newly acquired businesses, and our ability to derive expected benefits from restructuring, productivity initiatives and other cost reduction actions. For details on the risks and uncertainties that could cause our results to differ materially from the forward-looking statements contained herein, we refer you to the documents we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2019, and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available from the Securities and Exchange Commission, and on our website, dovercorporation.com. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

INVESTOR SUPPLEMENT - THIRD QUARTER 2020

DOVER CORPORATION
CONSOLIDATED STATEMENTS OF EARNINGS
(unaudited)(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Revenue	$1,748,256	$1,825,345	$4,903,370	$5,360,808
Cost of goods and services	1,089,527	1,151,857	3,080,800	3,391,185
Gross profit	658,729	673,488	1,822,570	1,969,623
Selling, general, and administrative expenses	381,831	390,775	1,135,512	1,195,875
Loss on assets held for sale	—	—	—	46,946
Operating earnings	276,898	282,713	687,058	726,802
Interest expense	27,724	31,410	83,703	94,972
Interest income	(960)	(1,263)	(2,871)	(3,098)
Loss (gain) on sale of a business	557	—	(5,213)	—
Other income, net	(1,420)	(5,364)	(9,887)	(11,059)
Earnings before provision for income taxes	250,997	257,930	621,326	645,987
Provision for income taxes	50,697	51,924	119,981	136,191
Net earnings	$200,300	$206,006	$501,345	$509,796

Net earnings per share:
Basic	$1.39	$1.42	$3.48	$3.51
Diluted	$1.38	$1.40	$3.45	$3.47
Weighted average shares outstanding:
Basic	144,032	145,372	144,082	145,276
Diluted	145,289	147,051	145,313	147,053

Dividends paid per common share	$0.50	$0.49	$1.48	$1.45

* Per share data may be impacted by rounding.

DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited)(in thousands)

	2020				2019
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2019
REVENUE
Engineered Products	$408,160	$342,380	$386,562	$1,137,102	$418,851	$429,928	$426,689	$1,275,468	$422,089	$1,697,557
Fueling Solutions	359,982	326,495	380,511	1,066,988	373,050	390,586	411,769	1,175,405	444,772	1,620,177
Imaging & Identification	256,765	227,977	265,690	750,432	268,354	266,588	275,109	810,051	274,420	1,084,471
Pumps & Process Solutions	319,536	309,095	347,875	976,506	330,219	338,924	341,337	1,010,480	328,048	1,338,528
Refrigeration & Food Equipment	311,913	293,527	368,395	973,835	334,643	385,474	370,335	1,090,452	306,165	1,396,617
Intra-segment eliminations	(417)	(299)	(777)	(1,493)	(360)	(794)	106	(1,048)	95	(953)
Total consolidated revenue	$1,655,939	$1,499,175	$1,748,256	$4,903,370	$1,724,757	$1,810,706	$1,825,345	$5,360,808	$1,775,589	$7,136,397

NET EARNINGS
Segment Earnings:
Engineered Products	$69,094	$47,702	$64,890	$181,686	$67,119	$77,129	$74,367	$218,615	$73,233	$291,848
Fueling Solutions	53,498	47,214	66,601	167,313	37,230	52,637	68,069	157,936	73,937	231,873
Imaging & Identification	51,482	38,046	51,928	141,456	55,955	54,641	61,655	172,251	57,233	229,484
Pumps & Process Solutions [1]	66,079	67,702	89,786	223,567	14,991	76,278	77,433	168,702	71,379	240,081
Refrigeration & Food Equipment [2]	23,529	11,459	40,159	75,147	24,807	44,375	35,211	104,393	14,439	118,832
Total segment earnings (EBIT)	263,682	212,123	313,364	789,169	200,102	305,060	316,735	821,897	290,221	1,112,118
Corporate expense / other[3]	24,097	27,311	35,603	87,011	30,866	24,512	28,658	84,036	63,781	147,817
Interest expense	27,268	28,711	27,724	83,703	31,808	31,754	31,410	94,972	30,846	125,818
Interest income	(1,183)	(728)	(960)	(2,871)	(890)	(945)	(1,263)	(3,098)	(1,428)	(4,526)
Earnings before provision for income taxes	213,500	156,829	250,997	621,326	138,318	249,739	257,930	645,987	197,022	843,009
Provision for income taxes	37,221	32,063	50,697	119,981	32,613	51,654	51,924	136,191	28,900	165,091
Net earnings	$176,279	$124,766	$200,300	$501,345	$105,705	$198,085	$206,006	$509,796	$168,122	$677,918

SEGMENT MARGIN
Engineered Products	16.9%	13.9%	16.8%	16.0%	16.0%	17.9%	17.4%	17.1%	17.4%	17.2%
Fueling Solutions	14.9%	14.5%	17.5%	15.7%	10.0%	13.5%	16.5%	13.4%	16.6%	14.3%
Imaging & Identification	20.1%	16.7%	19.5%	18.8%	20.9%	20.5%	22.4%	21.3%	20.9%	21.2%
Pumps & Process Solutions [1]	20.7%	21.9%	25.8%	22.9%	4.5%	22.5%	22.7%	16.7%	21.8%	17.9%
Refrigeration & Food Equipment [2]	7.5%	3.9%	10.9%	7.7%	7.4%	11.5%	9.5%	9.6%	4.7%	8.5%
Total segment operating margin	15.9%	14.1%	17.9%	16.1%	11.6%	16.8%	17.4%	15.3%	16.3%	15.6%

DEPRECIATION AND AMORTIZATION EXPENSE
Engineered Products	$10,122	$9,722	$10,717	$30,561	$10,359	$10,452	$10,095	$30,906	$10,126	$41,032
Fueling Solutions	18,339	17,968	18,014	54,321	17,879	18,945	18,744	55,568	19,477	75,045
Imaging & Identification	8,769	9,224	9,809	27,802	7,435	7,413	7,360	22,208	8,322	30,530
Pumps & Process Solutions	18,336	17,572	17,206	53,114	17,548	16,201	16,018	49,767	17,817	67,584
Refrigeration & Food Equipment	11,548	11,421	12,081	35,050	13,011	12,777	13,047	38,835	12,525	51,360
Corporate	1,638	1,696	1,662	4,996	1,506	1,981	1,523	5,010	1,726	6,736
Total depreciation and amortization expense	$68,752	$67,603	$69,489	$205,844	$67,738	$67,769	$66,787	$202,294	$69,993	$272,287

1 Q1 and FY 2019 include a $46,946 loss on assets held for sale for Finder Pompe S.r.l.
2 Q1, Q2, Q3, and Q3 YTD 2020 includes a $6,551 gain, a $781 expense, a $557 expense and a $5,213 net gain on the sale of the Chino, California branch of The AMS Group ("AMS Chino"), respectively. Q2 and Q3 YTD 2020 also include a $3,640 write-off of assets.

3 Q4 and FY 2019 include a $23,543 loss on early extinguishment of debt.

DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)(in thousands, except per share data*)

Earnings Per Share
	2020				2019
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2019
Net earnings per share:
Basic	$1.22	$0.87	$1.39	$3.48	$0.73	$1.36	$1.42	$3.51	$1.16	$4.67
Diluted	$1.21	$0.86	$1.38	$3.45	$0.72	$1.35	$1.40	$3.47	$1.15	$4.61

Net earnings and weighted average shares used in calculated earnings per share amounts are as follows:
Net earnings	$176,279	$124,766	$200,300	$501,345	$105,705	$198,085	$206,006	$509,796	$168,122	$677,918

Weighted average shares outstanding:
Basic	144,259	143,955	144,032	144,082	145,087	145,366	145,372	145,276	144,966	145,198
Diluted	145,782	144,995	145,289	145,313	146,911	147,179	147,051	147,053	146,790	146,992

* Per share data may be impacted by rounding.

DOVER CORPORATION
QUARTERLY ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

	2020				2019
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2019
Adjusted net earnings:
Net earnings	$176,279	$124,766	$200,300	$501,345	$105,705	$198,085	$206,006	$509,796	$168,122	$677,918
Acquisition-related amortization, pre-tax [1]	34,062	34,101	35,325	103,488	35,635	34,997	34,244	104,876	33,460	138,336
Acquisition-related amortization, tax impact [2]	(8,411)	(8,451)	(8,810)	(25,672)	(8,964)	(8,777)	(8,624)	(26,365)	(8,403)	(34,768)
Rightsizing and other costs, pre-tax [3]	7,859	16,840	5,848	30,547	3,963	6,457	3,807	14,227	17,926	32,153
Rightsizing and other costs, tax impact [2]	(1,605)	(3,452)	(1,343)	(6,400)	(861)	(1,377)	(806)	(3,044)	(3,745)	(6,789)
Loss on extinguishment of debt, pre-tax [4]	—	—	—	—	—	—	—	—	23,543	23,543
Loss on extinguishment of debt, tax impact [2]	—	—	—	—	—	—	—	—	(5,163)	(5,163)
Loss on assets held for sale [5]	—	—	—	—	46,946	—	—	46,946	—	46,946
(Gain) loss on disposition, pre-tax [6]	(6,551)	781	557	(5,213)	—	—	—	—	—	—
(Gain) loss on disposition, tax-impact [2]	1,592	(190)	(135)	1,267	—	—	—	—	—	—
Adjusted net earnings	$203,225	$164,395	$231,742	$599,362	$182,424	$229,385	$234,627	$646,436	$225,740	$872,176

Adjusted diluted net earnings per share:
Diluted net earnings per share	$1.21	$0.86	$1.38	$3.45	$0.72	$1.35	$1.40	$3.47	$1.15	$4.61
Acquisition-related amortization, pre-tax [1]	0.23	0.24	0.24	0.71	0.24	0.24	0.23	0.71	0.23	0.94
Acquisition-related amortization, tax impact [2]	(0.06)	(0.06)	(0.06)	(0.18)	(0.06)	(0.06)	(0.06)	(0.18)	(0.06)	(0.24)
Rightsizing and other costs, pre-tax [3]	0.05	0.12	0.04	0.21	0.03	0.04	0.03	0.10	0.12	0.22
Rightsizing and other costs, tax impact [2]	(0.01)	(0.02)	(0.01)	(0.04)	(0.01)	(0.01)	(0.01)	(0.02)	(0.03)	(0.06)
Loss on extinguishment of debt, pre-tax [4]	—	—	—	—	—	—	—	—	0.16	0.16
Loss on extinguishment of debt, tax impact [2]	—	—	—	—	—	—	—	—	(0.04)	(0.04)
Loss on assets held for sale [5]	—	—	—	—	0.32	—	—	0.32	—	0.32
(Gain) loss on disposition, pre-tax [6]	(0.04)	—	—	(0.04)	—	—	—	—	—	—
(Gain) loss on disposition, tax-impact [2]	0.01	—	—	0.01	—	—	—	—	—	—
Adjusted diluted net earnings per share	$1.39	$1.13	$1.60	$4.12	$1.24	$1.56	$1.60	$4.40	$1.54	$5.93

[1] Includes amortization on acquisition-related intangible assets and inventory step-up.
[2] Adjustments were tax effected using the statutory tax rates in the applicable jurisdictions or the effective tax rate, where applicable, for each period.
[3] Rightsizing and other costs include actions taken on employee reductions, facility consolidations and site closures, product line exits and other asset charges.
[4] Represents a loss on early extinguishment of €300,000 2.125% notes due 2020 and $450,000 4.30% notes due 2021.
[5] Represents a loss on assets held for sale of Finder Pompe S.r.l. ("Finder"). Under local law, no tax benefit is realized from the loss on the sale of a wholly-owned business.
[6] Represents a (gain) loss on the disposition of AMS Chino within the Refrigeration & Food Equipment segment, including working capital adjustments.

* Per share data and totals may be impacted by rounding.

DOVER CORPORATION
QUARTERLY SEGMENT ADJUSTED EBIT AND ADJUSTED EBITDA (NON-GAAP)
(unaudited)(in thousands)
Non-GAAP Reconciliations

	2020				2019
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2019
ADJUSTED SEGMENT EBIT AND ADJUSTED EBITDA
Engineered Products:
Segment earnings (EBIT)	$69,094	$47,702	$64,890	$181,686	$67,119	$77,129	$74,367	$218,615	$73,233	$291,848
Rightsizing and other costs	361	4,169	2,375	6,905	80	1,125	590	1,795	1,355	3,150
Adjusted EBIT - Segment	69,455	51,871	67,265	188,591	67,199	78,254	74,957	220,410	74,588	294,998
Adjusted EBIT %	17.0%	15.2%	17.4%	16.6%	16.0%	18.2%	17.6%	17.3%	17.7%	17.4%
Adjusted D&A [2]	10,122	9,722	10,651	30,495	10,359	9,855	10,095	30,309	10,126	40,435
Adjusted EBITDA - Segment	$79,577	$61,593	$77,916	$219,086	$77,558	$88,109	$85,052	$250,719	$84,714	$335,433
Adjusted EBITDA %	19.5%	18.0%	20.2%	19.3%	18.5%	20.5%	19.9%	19.7%	20.1%	19.8%
Fueling Solutions:
Segment earnings (EBIT)	$53,498	$47,214	$66,601	$167,313	$37,230	$52,637	$68,069	$157,936	$73,937	$231,873
Rightsizing and other costs	1,493	868	1,615	3,976	752	1,768	811	3,331	1,554	4,885
Adjusted EBIT - Segment	54,991	48,082	68,216	171,289	37,982	54,405	68,880	161,267	75,491	236,758
Adjusted EBIT %	15.3%	14.7%	17.9%	16.1%	10.2%	13.9%	16.7%	13.7%	17.0%	14.6%
Adjusted D&A [2]	18,339	17,783	18,014	54,136	17,879	18,945	18,744	55,568	19,477	75,045
Adjusted EBITDA - Segment	$73,330	$65,865	$86,230	$225,425	$55,861	$73,350	$87,624	$216,835	$94,968	$311,803
Adjusted EBITDA %	20.4%	20.2%	22.7%	21.1%	15.0%	18.8%	21.3%	18.4%	21.4%	19.2%
Imaging & Identification:
Segment earnings (EBIT)	$51,482	$38,046	$51,928	$141,456	$55,955	$54,641	$61,655	$172,251	$57,233	$229,484
Rightsizing and other costs	264	(527)	99	(164)	389	1,268	301	1,958	4,392	6,350
Adjusted EBIT - Segment	51,746	37,519	52,027	141,292	56,344	55,909	61,956	174,209	61,625	235,834
Adjusted EBIT %	20.2%	16.5%	19.6%	18.8%	21.0%	21.0%	22.5%	21.5%	22.5%	21.7%
Adjusted D&A [2]	8,769	9,224	9,809	27,802	7,336	7,317	7,286	21,939	7,892	29,831
Adjusted EBITDA - Segment	$60,515	$46,743	$61,836	$169,094	$63,680	$63,226	$69,242	$196,148	$69,517	$265,665
Adjusted EBITDA %	23.6%	20.5%	23.3%	22.5%	23.7%	23.7%	25.2%	24.2%	25.3%	24.5%
Pumps & Process Solutions:
Segment earnings (EBIT)	$66,079	$67,702	$89,786	$223,567	$14,991	$76,278	$77,433	$168,702	$71,379	$240,081
Rightsizing and other costs	3,846	4,691	1,771	10,308	414	903	943	2,260	3,868	6,128
Loss on assets held for sale [1]	—	—	—	—	46,946	—	—	46,946	—	46,946
Adjusted EBIT - Segment	69,925	72,393	91,557	233,875	62,351	77,181	78,376	217,908	75,247	293,155
Adjusted EBIT %	21.9%	23.4%	26.3%	24.0%	18.9%	22.8%	23.0%	21.6%	22.9%	21.9%
Adjusted D&A [2]	16,230	16,816	17,206	50,252	17,548	16,199	16,018	49,765	17,004	66,769
Adjusted EBITDA - Segment	$86,155	$89,209	$108,763	$284,127	$79,899	$93,380	$94,394	$267,673	$92,251	$359,924
Adjusted EBITDA %	27.0%	28.9%	31.3%	29.1%	24.2%	27.6%	27.7%	26.5%	28.1%	26.9%
Refrigeration & Food Equipment:
Segment earnings (EBIT)	$23,529	$11,459	$40,159	$75,147	$24,807	$44,375	$35,211	$104,393	$14,439	$118,832
Rightsizing and other costs	704	6,016	(971)	5,749	2,293	666	840	3,799	2,243	6,042
(Gain) loss on disposition [3]	(6,551)	781	557	(5,213)	—	—	—	—	—	—
Adjusted EBIT - Segment	17,682	18,256	39,745	75,683	27,100	45,041	36,051	108,192	16,682	124,874
Adjusted EBIT %	5.7%	6.2%	10.8%	7.8%	8.1%	11.7%	9.7%	9.9%	5.4%	8.9%
Adjusted D&A [2]	11,548	11,421	12,081	35,050	13,011	12,777	13,047	38,835	12,525	51,360
Adjusted EBITDA - Segment	$29,230	$29,677	$51,826	$110,733	$40,111	$57,818	$49,098	$147,027	$29,207	$176,234
Adjusted EBITDA %	9.4%	10.1%	14.1%	11.4%	12.0%	15.0%	13.3%	13.5%	9.5%	12.6%
Total Segments:
Segment earnings (EBIT) [4]	$263,682	$212,123	$313,364	$789,169	$200,102	$305,060	$316,735	$821,897	$290,221	$1,112,118
Rightsizing and other costs	6,668	15,217	4,889	26,774	3,928	5,730	3,485	13,143	13,412	26,555
Loss on assets held for sale [1]	—	—	—	—	46,946	—	—	46,946	—	46,946
(Gain) loss on disposition [3]	(6,551)	781	557	(5,213)	—	—	—	—	—	—
Adjusted EBIT - Segment [5]	263,799	228,121	318,810	810,730	250,976	310,790	320,220	881,986	303,633	1,185,619
Adjusted EBIT % [4]	15.9%	15.2%	18.2%	16.5%	14.5%	17.2%	17.5%	16.4%	17.1%	16.6%
Adjusted D&A [2]	65,008	64,966	67,761	197,735	66,133	65,093	65,190	196,416	67,024	263,440
Adjusted EBITDA - Segment [5]	$328,807	$293,087	$386,571	$1,008,465	$317,109	$375,883	$385,410	$1,078,402	$370,657	$1,449,059
Adjusted EBITDA % [5]	19.9%	19.5%	22.1%	20.6%	18.4%	20.7%	21.1%	20.1%	20.9%	20.3%
1 Q1 and FY 2019 include a $46,946 loss on assets held for sale for Finder.
[2] Adjusted D&A is depreciation and amortization expense, excluding depreciation and amortization included within rightsizing and other costs.
3 Q1, Q2, Q3, and Q3 YTD 2020 includes a $6,551 gain, a $781 expense, a $557 expense and a $5,213 net gain on the sale of a business for AMS Chino, respectively.
[4] Refer to Quarterly Segment Information section for reconciliation of total segment earnings (EBIT) to net earnings.
[5] Refer to Non-GAAP Disclosures section for definition.

DOVER CORPORATION
REVENUE GROWTH FACTORS (NON-GAAP)
(unaudited)(in thousands, except per share data*)

Non-GAAP Reconciliations

Revenue Growth Factors

	2020
	Q3	Q3 YTD
Organic
Engineered Products	(10.4)%	(10.9)%
Fueling Solutions	(7.9)%	(8.5)%
Imaging & Identification	(7.6)%	(8.6)%
Pumps & Process Solutions	(0.9)%	(3.6)%
Refrigeration & Food Equipment	2.6%	(7.6)%
Total Organic	(5.1)%	(8.0)%
Acquisitions	1.0%	0.8%
Dispositions	(0.8)%	(0.7)%
Currency translation	0.7%	(0.6)%
Total*	(4.2)%	(8.5)%
* Totals may be impacted by rounding.

2020
Q3
Organic
United States	(4.2)%
Other Americas	(4.7)%
Europe	(4.2)%
Asia	(10.1)%
Other	(5.8)%
Total Organic	(5.1)%
Acquisitions	1.0%
Dispositions	(0.8)%
Currency translation	0.7%
Total*	(4.2)%
* Totals may be impacted by rounding.

Adjusted EPS Guidance Reconciliation
	Range
2020 Guidance for Earnings per Share (GAAP)	$4.52		$4.57
Acquisition-related amortization, net		0.72
Rightsizing and other costs, net		0.19
Gain on disposition, net		(0.03)
2020 Guidance for Adjusted Earnings per Share (Non-GAAP)	$5.40		$5.45

DOVER CORPORATION
QUARTERLY CASH FLOW AND FREE CASH FLOW (NON-GAAP)
(unaudited)(in thousands)

Quarterly Cash Flow

	2020				2019
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2019
Net Cash Flows Provided By (Used In):
Operating activities	$75,863	$271,809	$339,247	$686,919	$24,524	$208,709	$350,865	$584,098	$361,208	$945,306
Investing activities	(230,511)	(67,763)	(64,724)	(362,998)	(217,690)	(69,755)	(48,612)	(336,057)	(48,198)	(384,255)
Financing activities	280,954	(67,458)	(496,832)	(283,336)	36,067	(60,596)	(277,901)	(302,430)	(255,612)	(558,042)

Quarterly Free Cash Flow (Non-GAAP)

	2020				2019
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2019
Cash flow from operating activities[1]	$75,863	$271,809	$339,247	$686,919	$24,524	$208,709	$350,865	$584,098	$361,208	$945,306
Less: Capital expenditures	(40,172)	(38,999)	(44,393)	(123,564)	(37,122)	(53,970)	(46,184)	(137,276)	(49,528)	(186,804)
Free cash flow	$35,691	$232,810	$294,854	$563,355	$(12,598)	$154,739	$304,681	$446,822	$311,680	$758,502

Free cash flow as a percentage of revenue	2.2%	15.5%	16.9%	11.5%	(0.7)%	8.5%	16.7%	8.3%	17.6%	10.6%

Free cash flow as a percentage of net earnings	20.2%	186.6%	147.2%	112.4%	(11.9)%	78.1%	147.9%	87.6%	185.4%	111.9%

1 Q3 2020 YTD cash flow from operating activities reflects benefits from permitted deferrals of tax payments, most significantly in Q2 and Q3, and advanced payments on contracts, most significantly in Q3.

    DOVER CORPORATION
PERFORMANCE MEASURES
(unaudited)(in thousands)

	2020				2019
	Q1	Q2	Q3	Q3 YTD	Q1	Q2	Q3	Q3 YTD	Q4	FY 2019
BOOKINGS

Engineered Products	$414,972	$278,373	$381,139	1,074,484	$427,697	$397,420	$426,059	1,251,176	$457,145	$1,708,321
Fueling Solutions	373,070	311,498	383,902	1,068,470	343,083	394,256	450,727	1,188,066	425,698	1,613,764
Imaging & Identification	272,604	221,315	266,423	760,342	267,762	264,175	284,527	816,464	276,451	1,092,915
Pumps & Process Solutions	369,403	275,872	323,801	969,076	369,801	375,905	329,642	1,075,348	318,482	1,393,830
Refrigeration & Food Equipment	355,157	326,400	449,549	1,131,106	376,998	384,365	323,422	1,084,785	361,970	1,446,755
Intra-segment eliminations	(375)	(460)	(926)	(1,761)	(725)	(490)	(528)	(1,743)	872	(871)
Total consolidated bookings	$1,784,831	$1,412,998	$1,803,888	$5,001,717	$1,784,616	$1,815,631	$1,813,849	$5,414,096	$1,840,618	$7,254,714

BACKLOG

Engineered Products	$453,867	$378,874	$373,458		$451,335	$418,154	$416,025		$452,142
Fueling Solutions	211,518	199,305	204,574		185,847	186,202	223,081		205,842
Imaging & Identification	170,119	168,904	171,158		118,177	116,810	121,877		125,775
Pumps & Process Solutions	397,969	379,090	361,631		353,066	378,427	361,478		353,073
Refrigeration & Food Equipment	356,133	390,368	472,140		311,632	310,454	262,870		320,577
Intra-segment eliminations	(159)	(367)	(269)		(403)	(141)	(252)		(249)
Total consolidated backlog	$1,589,447	$1,516,174	$1,582,692		$1,419,654	$1,409,906	$1,385,079		$1,457,160

Bookings Growth Factors

	2020
	Q3	Q3 YTD
Organic
Engineered Products	(11.6)%	(14.2)%
Fueling Solutions	(14.2)%	(8.7)%
Imaging & Identification	(9.9)%	(8.7)%
Pumps & Process Solutions	(3.7)%	(9.4)%
Refrigeration & Food Equipment	41.3%	6.7%
Total Organic	(1.1)%	(7.0)%
Acquisitions	0.8%	0.8%
Dispositions	(0.6)%	(0.6)%
Currency translation	0.4%	(0.8)%
Total*	(0.5)%	(7.6)%
* Totals may be impacted by rounding.

Non-GAAP Measures Definitions

In an effort to provide investors with additional information regarding our results as determined by GAAP, management also discloses non-GAAP information that management believes provides useful information to investors. Adjusted net earnings, adjusted diluted net earnings per share, total segment earnings (EBIT), adjusted EBIT by segment, adjusted EBIT margin by segment, adjusted EBITDA by segment, adjusted EBITDA margin by segment, free cash flow, free cash flow as a percentage of revenue, free cash flow as a percentage of net earnings, and organic revenue growth are not financial measures under GAAP and should not be considered as a substitute for net earnings, diluted net earnings per share, cash flows from operating activities, or revenue as determined in accordance with GAAP, and they may not be comparable to similarly titled measures reported by other companies.

Adjusted net earnings represents net earnings adjusted for the effect of acquisition-related amortization, rightsizing and other costs, loss on extinguishment of debt, loss on assets held for sale, and a gain/loss on disposition. We exclude after-tax acquisition-related amortization because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions the Company consummates. We exclude the other items because they occur for reasons that may be unrelated to the Company's commercial performance during the period and/or Management believes they are not indicative of the Company's ongoing operating costs or gains in a given period.

Adjusted diluted net earnings per share represents adjusted net earnings divided by average diluted shares.

Total segment earnings (EBIT) is defined as net earnings before income taxes, net interest expense and corporate expenses. Total segment earnings (EBIT) margin is defined as total segment earnings (EBIT) divided by revenue.

Adjusted EBIT by Segment is defined as net earnings before income taxes, net interest expense, corporate expenses, rightsizing and other costs, a 2019 loss on assets held for sale and a 2020 gain/loss on disposition. Adjusted EBIT Margin by Segment is defined as adjusted EBIT by segment divided by segment revenue.

Adjusted EBITDA by Segment is defined as adjusted EBIT by segment plus depreciation and amortization, excluding depreciation and amortization included within rightsizing and other costs. Adjusted EBITDA Margin by Segment is defined as adjusted EBITDA by segment divided by segment revenue.

Management believes these measures are useful to investors to better understand the Company’s ongoing profitability as it will better reflect the Company's core operating results, offer more transparency and facilitate easier comparability to prior and future periods and to its peers.

Free cash flow represents net cash provided by operating activities minus capital expenditures. Free cash flow as a percentage of revenue equals free cash flow divided by revenue. Free cash flow as a percentage of net earnings equals free cash flow divided by net earnings. Management believes that free cash flow and free cash flow ratios are important measures of operating performance because it provides management and investors a measurement of cash generated from operations that is available for mandatory payment obligations and investment opportunities, such as funding acquisitions, paying dividends, repaying debt and repurchasing our common stock.

Management believes that reporting organic revenue growth, which excludes the impact of foreign currency exchange rates and the impact of acquisitions and dispositions, provides a useful comparison of our revenue and bookings performance and trends between periods.

Performance Measures Definitions

Bookings represent total orders received from customers in the current reporting period. This metric is an important measure of performance and an indicator of revenue order trends.

Organic bookings represent total orders received from customers in the current reporting period excluding the impact of foreign currency exchange rates and the impact of acquisition and dispositions. This metric is an important measure of performance and an indicator of revenue order trends.

Backlog represents an estimate of the total remaining bookings at a point in time for which performance obligations have not yet have satisfied. This metric is useful as it represents the aggregate amount we expect to recognize as revenue in the future.

We use the above operational metrics in monitoring the performance of the business. We believe the operational metrics are useful to investors and other users of our financial information in assessing the performance of our segments.